Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is dated the 24th day of February, 2012 but effective as of March 9, 2012 (the “Effective Date”), by and among AMERICAN CHARTERED BANK, an Illinois banking corporation (“Lender”), and LIME ENERGY CO., a Delaware corporation (the “Company”), LIME ENERGY ASSET DEVELOPMENT, LLC, a Delaware limited liability company, LIME ENERGY SERVICES CO., a Massachusetts corporation, LANDMARK ELECTRICAL AND MECHANICAL SERVICES, LLC, a New York limited liability company, LANDMARK SERVICE COMPANY, LLC, a North Carolina limited liability company, and LANDMARK SERVICES COMPANY OF FLORIDA, LLC, a Florida limited liability company, (collectively, the “Borrowing Subsidiaries;” the Company and the Borrowing Subsidiaries are hereinafter collectively referred to as “Borrowers” and each as a “Borrower”), jointly and severally, and LIME FINANCE, INC., a Delaware corporation (“Lime Finance”).

WITNESSETH:

WHEREAS, Borrowers, Lime Finance and Lender entered into that certain Credit and Security Agreement dated as of March 9, 2011, as amended by that certain Amendment to Credit and Security Agreement dated as of May 11, 2011, as further amended by that certain Second Amendment to Credit Agreement and Security Agreement dated as of August 5, 2011, as further amended by that certain Third Amendment to the Credit and Security Agreement dated as of November 7, 2011, and as further amended by that certain Fourth Amendment to Credit and Security Agreement dated as of December 6, 2011 (collectively, the “Credit Agreement;” all capitalized terms used in this Amendment but not defined in this Amendment shall be used with the meaning given to such terms in the Credit Agreement);); and

WHEREAS, Borrowers, Lime Finance and Lender desire to extend the Maturity Date as of the Effective Date as set forth in this Amendment.

NOW THEREFORE, in consideration of the amended provisions herein and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed among Borrowers, Lime Finance and Lender as follows:

1.             This Amendment amends and is incorporated into the Credit Agreement, and this Amendment and the Credit Agreement are hereafter collectively referred to as the “Agreement.”

2.             The Borrowers, Lime Finance and the Lender hereby agree to the following amendment to the Credit Agreement effective as of the Effective Date:

(a)           Section 1.01 of the Credit Agreement is amended by deleting the definition of Maturity Date and replacing it with the following:

“Maturity Date” means March 9, 2013.

3.             Except as hereby amended, the Credit Agreement shall remain in full force and effect.  If any conflict exists between the terms and provisions of the Credit Agreement, and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall govern and control.  All references in the Loan Documents to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this Amendment.

4.             Each party covenants, warrants and represents that it has the authority to execute and bind each respective party to this Amendment.  Each Loan Party further reconfirms its representations and warranties to Lender as set forth in the Credit Agreement as being true in all respects, and that there are no existing defaults or Events of Default under any provision of the Agreement or any related documents or other indebtedness to Lender.

5.             The Loan Parties shall be responsible for all costs incurred by Lender in connection with the preparation, execution and delivery of this Amendment and any other Loan Documents executed in connection herewith including, without limitation, reasonable attorneys’ fees.

6.             The Agreement shall not be further amended, altered, modified, or changed in any way except in writing signed by all the parties to the Agreement, or their successors or assigns.

7.             The Agreement constitutes the entire agreement between the parties and supersedes all prior and contemporaneous agreements or understandings, whether written or oral, between the parties with respect to the subject matter hereof.  The Agreement shall be binding on the parties hereto, and their respective successor and assigns.

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[Signature Page to Fifth Amendment to Credit and Security Agreement]

THE UNDERSIGNED have, on the day and year first above written, signed this Amendment on behalf of, and with the authority to bind, each respective party and, without further action, this Amendment shall be deemed effective as of the Effective Date.

LOAN PARTIES:

LIME ENERGY CO., a Delaware corporation		LIME ENERGY ASSET DEVELOPMENT, LLC, a Delaware limited liability company

		By:	LIME ENERGY CO., its sole Member and
By:	/s/ Jeffrey Mistarz		Manager
Name:	Jeffrey Mistarz
Title:	Chief Financial Officer		By:	/s/ Jeffrey Mistarz
			Name:	Jeffrey Mistarz
			Title:	Chief Financial Officer

LIME FINANCE, INC., a Delaware corporation		LANDMARK ELECTRICAL AND MECHANICAL SERVICES, LLC, a New York limited liability company

By:	/s/ Jeffrey Mistarz	By:	LIME ENERGY SERVICES CO.,
Name:	Jeffrey Mistarz		its sole Member and Manager
Title:	Chief Financial Officer
			By:	/s/ Jeffrey Mistarz
			Name:	Jeffrey Mistarz
			Title:	Treasurer

LIME ENERGY SERVICES, CO., a Massachusetts corporation		LANDMARK SERVICES COMPANY OF FLORIDA, LLC, a Florida limited liability company

		By:	LIME ENERGY SERVICES CO.,
By:	/s/ Jeffrey Mistarz		its sole Member and Manager
Name:	Jeffrey Mistarz
Title:	Treasurer		By:	/s/ Jeffrey Mistarz
			Name:	Jeffrey Mistarz
			Title:	Treasurer

[Loan Party signatures continued]

LANDMARK SERVICE COMPANY, LLC,
a North Carolina limited liability company

By:	LIME ENERGY SERVICES CO., its sole Member and Manager

	By:	/s/ Jeffrey Mistarz
	Name:	Jeffrey Mistarz
	Title:	Treasurer

[Lender signature page]

Lender:

AMERICAN CHARTERED BANK,
an Illinois banking corporation

By:	/s/ William D. Provan
William D. Provan
Group Senior Vice President